Exhibit 10.47

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MANUFACTURING, CO-MARKETING AND DEVELOPMENT

AGREEMENT BETWEEN

HYUNDAI AUTONET CO.,LTD AND SMARTIRE SYSTEMS, INC

THIS AGREEMENT dated the 6th of February, 2003.

BETWEEN:

  SmarTire Systems, Inc. (hereafter "SmarTire"), a British Columbia, Canadian corporation, having its principal office at 13151 Vanier Place, Suite 150, Richmond, British Columbia, Canada V6V 2J1, and:

  Hyundai AUTONET Co., Ltd Corporation (hereafter "HACO"), a Korean corporation, having its principal office at San 136-1, Ami-ri, Bubal-eub, Ichon-si. Kyoungki-do, 467-860, Korea.

WHEREAS:

  SmarTire has been, for many years, engaged in the design, development, and sale of Products for monitoring tire pressure and temperature, and has acquired substantial Technical Information, know-how, experience, Patents, patent Applications, and other intellectual property relating to the Products, and;

  OEM manufacturers of automobiles plan to evaluate the Products for use in their automobiles, and;

  SmarTire desires a relationship with a Tier 1 Supplier who has knowledge relating to the manufacture, supply, quality and logistics of providing Products to the Korean OEM market and Korean after-market, and;

  SmarTire has selected HACO as a Tier 1 Supplier to provide its Products to the Korean OEM industry, and;

  HACO believes that it can introduce SmarTire's Products to OEM Customers that do not have a current relationship with SmarTire, and will help to introduce the Products and secure sales for the Products, and

  HACO and SmarTire plan to participate in the re-engineering of certain Products to reduce their cost and suitability for OEM and after-market customers, and

  SmarTire wishes to grant HACO a license to manufacture and supply the Products to Korean OEM and After-Market Customers.

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, the SmarTire and HACO agree as follows:

1. DEFINITIONS

For the purpose of this Agreement, the following terms shall have the meanings herein below assigned to them respectively:

After-Market Product

means tire pressure and temperature monitoring systems developed by SmarTire, or the designs for such systems, or any derivatives of the Product that incorporate changes to the initial designs to accommodate the specifications or requirements of a customer that are sold to Customers and installed in the customers vehicle after it has been purchased from an OEM. The Products referenced in this agreement include only SmarTire's designs described in Attachment 1.

Applications	means tire monitoring systems installed in passenger car vehicles by OEM Customers or After-Market Customers.
Bill of Materials	means the list of Components and materials that are required to manufacture the Product.
Components	means the parts or components of the Product that SmarTire sells to HACO.
Development Fees

means the fees charged for the development of new or modified Products for services including but not limited to engineering services, prototype fabrication, testing, production and test fixture specification, or tooling costs.

Improvements	means modifications to the Product design that results in a derivative Product that meets the specific needs of a particular OEM Customer or After-Market Customer.
OEM	means original equipment manufacturer of automobiles.
OEM Customer	means an OEM automobile manufacturer such as Ford Motor Company, General Motors, or Hyundai Motors, etc.
OEM Product

means tire pressure and temperature monitoring systems developed by SmarTire, or the designs for such systems, or any derivatives of the Product that incorporate changes to the initial designs to accommodate the specifications or requirements of an OEM Customer. The Products referenced in this agreement include only SmarTire's designs described in Attachment 1.

Part Number	means the unique number assigned to a Product, or a Product 3 that is to be developed.
Patents

means the Patents and pending patent Applications pertaining to the Products as specified in Attachment 6 hereto and all future Patents including any foreign equivalents, continuations or divisional thereof and patent Applications relating to Improvements and reinforcements of these quoted Patents by SmarTire, as defined in Attachment 6

Product	Means either OEM Product or After-Market Product
NRE

means a non-recurring engineering charge or fee that is required on a one time basis to develop or incorporate such items such as Improvements, test fixtures, or Product testing prior to manufacture and market introduction.

Specifications	means the descriptions including functional, physical, and environmental that specify the characteristics of a Product. The Specifications for Products are provided in Attachment 2.
Statement of Work	means a detailed list of tasks to be performed for a development project, and designation of the party or person who is responsible for each task.
Technical Information

means technical information, data, drawings, specifications, charts, suppliers names, tooling designs and all other material used by or in the possession of SmarTire and applicable to the design, manufacture, application and use of the PRODUCTS according to SmarTire's experience, which is proprietary to SmarTire or provided under license by SmarTire from a third party supplier.

Territory	means the country of Korea.
Tier 1 Supplier

A vendor to the OEM automobile industry that has been approved for having adequate manufacturing, design, quality and supply chain management processes to meet the needs of the OEM Customer. OEMs normally purchase Products or Components from approved Tier 1 Suppliers.

2. GRANT OF RIGHTS

2.1 SmarTire hereby grants to HACO an exclusive license to:

2.1.1. Manufacture the Products that will be sold in the Territory utilizing Technical Information and Components, which includes at least making final assembly and test of Products.

2.1.2. Market and sell the OEM Products and/or After-Market Products in the Territory, whether supplied by SmarTire or manufactured by HACO.

2.2 SmarTire hereby grants to HACO a non-exclusive license to:

2.2.1. Market and sell the OEM Products and/or After-Market Products in all countries outside the Territory, excluding Japan, subject to SmarTire approval on a case by case basis so not to conflict with other SmarTire license agreements, whether the Products are supplied by SmarTire or manufactured by HACO.

2.2.2. The terms of this license shall be on Product by Product basis with the details of such license described in Attachment 7.

2.3 HACO agrees to:

2.3.1. Co-operate with SmarTire in the specification and re-engineering of certain Products described in Attachment 1 thru 8 to optimize the Products for re-sale in the Territory by HACO or re-sale outside of the Territory by SmarTire or its distributors.

2.3.2. Manufacture for SmarTire, certain Products containing the SmarTire or other third party brand, for SmarTire to sell to its end customers outside of the Territory.

2.4 In return for the license fees paid to SmarTire, SmarTire agrees to:

2.4.1. Make the modifications to the Products as listed in the Attachments to make the Products suitable for use in the Korean market, or:

2.4.2. Provide the relevant Technical Information to HACO to enable them to make modifications to SmarTire's Products to make them suitable for use in the Korean market.

3. TECHNICAL INFORMATION AND SERVICES

3.1. SmarTire shall furnish HACO with the necessary Technical Information required for the manufacture, and integration of SmarTire's Products to HACO systems for the Applications.

3.2. SmarTire will make available and supply HACO the available Technical Information to sell the Products.

3.3. SmarTire shall provide Improvements for HACO to reduce cost, improve manufacturability or to alter the features of the Products as required, provided that both parties are in agreement with the cost sharing in accordance with Article 5.

3.4. SmarTire reserves the right to communicate with OEM Customers directly, as may be required to facilitate the evaluation and acceptance of its Products.

4. SUPPLY OF MATERIALS, COMPONENTS

SmarTire and HACO shall jointly evaluate the Bill of Materials for the Product, and each version thereof, in accordance with the following:

4.1. SmarTire shall provide HACO with a list of Components for which it has proprietary purchase agreements or manufacturing relationships, or for which SmarTire is able to provide at a more favorable price than HACO. SmarTire shall provide these Components to HACO in accordance with Article 6.

4.2. At a minimum, SmarTire shall supply the Application Specific Integrated Sensors for the Product. These include, but are not limited to, the SP11A, SP11B and the SP305.

4.3. HACO shall be responsible for the purchase, qualification, inspect and test of all other Components that are not provided by SmarTire.

4.4. For any Product that SmarTire provides a reference design or license, but does not provide any Components, the parties shall enter into a licensing agreement as described in Attachment 7.

5. MARKETING AND PRODUCT IMPROVEMENTS

HACO shall provide the marketing function for the resale of Product to OEM Customers or After-Market Customers in accordance with the following:

5.1. HACO shall provide a quotation to OEM or After-Market Customers based on their manufacturing cost and the cost of the Product Components purchased from SmarTire.

5.2. In the event that an OEM or After-Market Customer requires Improvements to the Product, or in the event that SmarTire and HACO mutually agree to provide Improvements to the product, both parties shall agree in advance of a final proposal to the Customer, the sharing of development costs in accordance with Attachment 5: Development and NRE Costs.

5.3. In the event that a new Product is considered in accordance with this agreement, the information required in Attachments 1 through 5 shall be completed for each Product and signed off by both parties.

5.4. HACO may request development services from SmarTire to provide Improvements to the Products in accordance with the following:

5.4.1. HACO shall provide SmarTire with a requirements specification for the Improvements and request a quotation from SmarTire for the Development Fees associated with the development tasks.

5.4.2. SmarTire shall respond to the quotation by providing a part number for the Product to be developed, and this Part Number shall become part of Attachment 1.

5.4.3. SmarTire and HACO shall develop a Statement of Work for each development project that is mutually agreed to.

5.4.4. SmarTire shall produce a Bill of Materials for the Product to be developed and provide HACO a price quotation for the Components.

5.4.5. When, and if, an agreement is reached between SmarTire and HACO to proceed with the development, such Development Fees and the associated development schedule shall be added to Attachment 5, and signed by both parties.

6. FEES, PAYMENT AND COMMITMENT

6.1. All prices for Products or Components supplied by SmarTire are FOB 13151 Vanier Place, Suite 150, Richmond, British Columbia, Canada.

6.2. The prices for SmarTire Products and Components shall contain all royalties associated with the sale of one unit of the Product.

6.3. The minimum purchase commitment from HACO shall be 25,000 systems of any particular Product or Component provided by SmarTire .

6.4. In the event that a license has been granted for which SmarTire does not provide any Components or finished Product, the royalty rate or license fee for these Products shall be determined on a case-by-case basis, signed by both parties, and shall become part of this agreement as Attachment 7.

6.5. All prices in this Agreement are in US dollars (USD) and are due 30 days from the date of invoice from SmarTire. Payments shall be remitted by bank transfer to the credit of SmarTire at such banking institution as SmarTire may designate from time to time in writing.

6.6. All Development Fees are due 30 days from the date of SmarTire's invoice to HACO. Development Fees shall be paid in accordance to milestones identified in Attachment 5 that are established at the commencement of the agreement.

6.7. The amounts due to SmarTire by virtue of this Agreement are net of all taxes levied in countries other than Canada. Any other taxes on the amounts due are to be borne by HACO.

7. CONFIDENTIALITY

7.1. All drawings, designs, specifications and all other Technical Information made available or supplied by SmarTire to HACO shall be for HACO's own use in connection with the manufacture, application, use and sale of the Products. HACO shall also take reasonable care to insure that the Technical Information in written, printed, oral or other form received from SmarTire shall be kept in confidence and shall not be disclosed to a third party or parties during the term hereof and during a period of three (3) years thereafter, with the exception that HACO may supply Technical Information received from SmarTire to its subcontractor(s) and Customers to the extent necessary for such subcontractor(s) to manufacture parts for the Products, and for such Customers to serve the Products, provided that HACO shall have such subcontractor(s) and Customers agreed in writing to hold the Technical Information in confidence and never use the same for other purposes.

7.2. SmarTire and HACO mutually agree, on behalf of itself and their respective employees, to keep information disclosed through the performance of this Agreement secret and confidential, not to disclose it to others and not to use it for any purpose other than the performance of this Agreement during the term hereof and during a period of three (3) years after, provided that the information is:

a) if transmitted in writing, clearly marked at the time of the disclosure as being "Confidential" or "Proprietary", or

b) if transmitted orally, identified at that time as being confidential and reduced to writing, marked "Confidential" or "Proprietary", and transmitted to SmarTire within 30 days after the oral transmission,

7.3. The obligation of the parties hereto under Paragraph 7.1 and Paragraph 7.2 of this Article shall not apply to any information which:

7.3.1. was in the receiving party 's possession at the time of receipt thereof

7.3.2. is in or comes into the public domain through no fault of the receiving party,

7.3.3. is acquired by the receiving party from a third party with good legal title thereto, and free of restriction on disclosure.

8. WARRANTY

8.1. SmarTire warrants that its Products or Components if supplied as a tested functional unit shall have the following warranty:

8.1.1. SmarTire warrants that the Products or Components sold to HACO and used in approved applications will conform to the Specifications and will be free of defects in design, material and workmanship. The term of SmarTire's warranty to HACO shall be for two (2) years from the date of installation of the Product, or if that date is unknown from the date of receipt of the Product by HACO.

8.1.2. For any Products, which under conditions of normal use and service fail to conform to the warranty set forth in Section 8.1 above within the warranty period, HACO shall be entitled to replacement Products or credit for the price of the Products that fail to conform.

8.1.3. The warranty provision stated in section 8.1.2 shall apply only if the defective parts are returned to SmarTire, and the parts have not been physically damaged.

8.1.4. SmarTire shall be notified immediately if the failure rate of the Components exceeds .01%.

9. PRODUCT LIABILITY

9.1. If a defect shall appear in the design of the Products or Components SmarTire sold to HACO, SmarTire shall correct such defect and shall provide HACO with a corrected design without undue delay and without charge to HACO. Moreover, SmarTire shall share 25% of the product liability claims with HACO arising from such design defects. However, SmarTire shall not be responsible and liable under this Section, if

9.1.1. the design defect resulted from incorrect information given to SmarTire by HACO.

9.1.2. the defect resided in the improper use by HACO of a design which was not defective in its intended application, or

9.1.3. the design defect was actually known by, or should have been obvious to HACO.

9.2. The maximum liability of SmarTire for claims under Section 8.2. shall be one hundred thousand U.S.dollars ($100,000 USD) per recall campaign with the maximum cumulative liability not to exceed three hundred thousand U.S. dollars ($300,000 USD).

All other provision of this Agreement notwithstanding, SmarTire shall not be liable for any incidental or consequential damages, including, without limitation, loss of business or profits, suffered by HACO as a result of the use of any SmarTire technology disclosed hereunder or SmarTire's performance under this Agreement.

10. NON-COMPETE

HACO agrees that it shall not:

10.1. Utilize the Technical Information provided by SmarTire, or knowledge acquired as part of this agreement to develop a product that competes directly with SmarTire's Product for the duration of this agreement or a period of two (2) years after its termination.

10.2. Provide any of the Technical Information to a third party that would enable them to provide a product that is competitive with SmarTire's Product.

10.3. Enter into discussions with SmarTire's vendors of proprietary Components without the expressed written permission of SmarTire.

11. PATENTS, INFRINGEMENT

All Patents relating to the Products are listed in Attachment 6: Patents.

11.1. SmarTire represents that HACO's operations under this Agreement or the use of any PATENTS and TECHNICAL INFORMATION by HACO will not infringe any third party's patent(s).

11.2. In the event of receipt of a warning letter and/or institution of any suit against HACO during the term of this Agreement alleging infringement of any patent of a third party, two cases will be considered:

11.2.1. If the infringement is related to a particular embodiment chosen by HACO for manufacturing reasons, but not absolutely necessary for the realization of the PRODUCTS, the steps to be taken to defend or avoid such suit, including the possibility to make suitable changes or modifications, will be the sole responsibility of HACO.

11.2.2. If the infringement is related to a particular embodiment that is necessary for the realization of the PRODUCTS, the steps to be taken to defend or avoid such suit, including the possibility to make suitable changes or modifications, will be the sole responsibility of SmarTire.

11.3. SmarTire agrees to sue, or negotiate a license, with any infringer of PATENTS who comes to its notice if and only if said infringer is a competitor of HACO or SmarTire.

12. IMPROVEMENTS

12.1. SmarTire agrees that Improvements to the Products, protected by Patents or not, obtained by it during the term of this Agreement shall automatically become a part of the Technical Information and the Patents under which HACO is licensed by this Agreement, and that HACO shall be at liberty to utilize such Improvements in the design, manufacture, application, use and sale of the Products, free of any further royalties, charges or payments whatsoever, subject to all the terms and conditions of this Agreement. SmarTire shall inform HACO of such Improvements, and also shall send to HACO the detailed technical data and/or copies of Patent Applications.

12.2. HACO agrees that Improvements to the Products, protected by Patents or not, obtained by it during the term of this Agreement shall be disclosed promptly to SmarTire, and that SmarTire shall have the non-exclusive, royalty free right to use such developments anywhere in the world.

12.3. In the event that HACO desires patent protection for Improvements made by SmarTire or HACO in more countries than indicated in Attachment 6 for the initial Patents, it can request that SmarTire applies for such protection at the expense of HACO, provided this request is made during the year of priority, such request shall not be denied unless there is a compelling business reason for doing so.

13. TERM

13.1. This Agreement shall become effective on the date of this agreement renewing yearly automatically, unless terminated in accordance with the provisions stated herein.

14. TERMINATION

14.1. This agreement may be terminated:

14.1.1. If either party shall at any time commit any breach of any covenant, warranty, or agreement herein contained, and shall fail to remedy any such breach within sixty (60) days after written notice thereof by the other party, such other party may, at its option and in addition to any other remedies that it may be entitled to, terminate this Agreement by notice in writing to such effect.

14.1.2. If either party hereto shall be dissolved, liquidated, declared bankrupt or become insolvent or has commenced proceedings relating to bankruptcy or creditor composition, either voluntarily or otherwise, or because of adverse change in its structure or its financial situation shall become unable to continue fully or effectively perform its obligations hereunder, the other party shall have the right to terminate forthwith this Agreement by giving a written notice stating the cause of such termination.

14.1.3. If any Administrative Authority or Court having jurisdiction over either of the parties hereto shall enjoin performance of this Agreement and declare it unlawful, then this Agreement shall be terminated forthwith by right and without formalities. If one or several clauses of the present Agreement shall be declared unlawful, the parties hereto agree to meet without delay to review the consequences of such validity on the performance of this Agreement.

14.2 In the event that this agreement is terminated:

14.2.1. All confidential information or other confidential materials received by either party from the other party under this Agreement shall be returned to the other party within sixty (60) days following the termination date.

14.2.2. Termination of this Agreement shall not relieve or discharge either party from the liability for the payment of any sums then due under the provisions of this Agreement.

14.2.3. In case of termination of this Agreement pursuant to one of the previous articles, HACO shall provide SmarTire with an order for the Components required to fulfill its obligations, and SmarTire shall deliver these Components to HACO.

14.2.4. Articles 8 and 9 shall remain in effect for a period of two years.

15. LIABILITY EXEMPTIONS

The obligation of the parties hereto shall be subject to all laws and regulations, both present and future, of any government having jurisdiction over one of the parties hereto and to war, acts of God, acts of public enemies, strikes or other labor disturbances, fires, floods and any other causes beyond the control of the parties, and the parties hereto shall be excused from any failure to perform any obligation hereunder to the extent such failure is caused by any such law, regulation or contingency.

16. ASSIGNMENT

Neither this Agreement nor any of the rights granted hereunder may be assigned, in whole or in part, by HACO or SmarTire without the written consent of the other party.

17. NOTICES

All notices and reports required under this Agreement shall be in writing, in the English language, and shall for all purposes be deemed to be fully received if dispatched by registered and postage pre-paid air letter to the respective parties at the addresses hereinabove set forth, or at such other address or addresses as either party may later specify by written notice to the other.

18. GOVERNING LAW AND ARBITRATION

18.1. The validity and construction of this Agreement and the performance of the parties hereunder shall be governed by and interpreted by the laws of British Columbia, Canada.

18.2. All disputes, controversies or differences arising between the parties hereto in connection with this Agreement or a breach thereof that cannot be solved by the mutual endeavors, shall be finally settled by arbitration pursuant to the Rules of Conciliation and Arbitration of the International Chamber of Commerce of GENEVA. Such arbitration shall take place in the country of the party to whom the demand for arbitration is addressed. The award shall be final and binding upon the parties hereto.

19. SIGNING AUTHORITY

Any changes to the pricing or Product information in Attachments 1 through 5 shall be signed by:

HACO:

Title: Executive Manager, Powertrain Team
Name: D.P. Chun
Fax: 31-639-6753

SmarTire:

Title: Product Manager, OEM Cars
Name: Erwin Bartz
Fax: 604-276-2353

20. ENTIRE AGREEMENT, LANGUAGE

20.1. The Attachments referred to in this Agreement shall be considered as integral part of this Agreement.

20.2. This Agreement contains the entire agreement between the parties hereto and supersedes and cancels all previous agreements, negotiations, commitments and writings in respect to the subject matter hereof. Any modification or amendment to this Agreement shall be valid and effective only if reduced to writing and signed by a duly authorized officer or representative of each of the parties hereto as provided in Article 19.

20.3 This Agreement shall be executed in duplicate original in the English language only, which shall govern its interpretations and construction in all respects. No translation of this Agreement into any other language, if any, shall have any legal force or effect whatsoever.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their duly authorized officer or representative on the date last above written.

SmarTire

By: /s/ Al Kozak

Al Kozak
Printed Name

Chief Operating Officer
Title

February 6, 2003
Date

Haco

By: /s/ Y.S. Park

Park, Yong-Seog
Printed Name

Vice President
Title

February 6, 2003
Date

Attachment 1: Products
SmarTire Part Number	Description	Notes
200.0126	Transmitter, HT1 HACO, 447 Mhz PLL FSK, ladybug with LF receiver
200.0085	Receiver, with integrated full feature display447 Mhz FSK, HACO	This product shall operate utilizing 447 Mhz FSK and shall be licensed to HACO for re-sale in Korea.

SmarTire

By: /s/ Erwin Bartz

Erwin Bartz
Printed Name

Director, Technical Operations
Title

February 6, 2003
Date

Haco

By: /s/ D. P. Chun

D.P. Chun
Printed Name

Executive Manager
Title

February 6, 2003
Date

Attachment 2: Product Specification

1. Product: Transmitter, HT1 HACO 447 Mhz PLL FSK ladybug with LF (200.0126)

Product Specification: Refer to 200.0126.PS

2. Product: Receiver with integrated FFD, 447 Mhz FSK, HACO (200.0085)

Product Specification: Refer to 200.0085.PS

SmarTire

By: /s/ Erwin Bartz

Erwin Bartz
Printed Name

Director, Technical Operations
Title

February 6, 2003
Date

Haco

By: /s/ D. P. Chun

D.P. Chun
Printed Name

Executive Manager
Title

February 6, 2003
Date

Attachment 3: Bill of Materials

1.Product 1: (Part Number 200.0126)

Bill of Material:

Item	Qty	Part	Type
1	1	AVX:TAJB336K006R	capacitor
2	2	KEMET:C 0603 C 104 J 4 R A C	capacitor
3	3	COILCRAFT:0805HT-82NTJBB	Inductor
4	1	AVX/KYOCERA:0603 Y C 103 KAT2A	capacitor
5	1	KEMET:C0603C129C5GACTU	capacitor
6	1	CALCHIP:GMC10CG2R2C50NT	capacitor
7	1	Transistors (MMBT3904)	Transistor
8	1	MOT:MMBTA56LT1	Transistor
9	1	9.84375 MHZ Crystal Resonator	Crystal
10	1	8.1 millihenry inductor	Inductor
11	1	Printed Circuit Board	PCB
12	1	Fairchild MPU ACE1502	Micro
13	1	Housing	Plastic
14	1	ASIS	Proprietary
15	1	Gold plated centrifugal switch	Proprietary
16	1	5 Turn, 16AWG, CCSS, .45HT antenna	Proprietary
17	1	CR2450NRH Hybrid chemistry battery	Proprietary
18	1	Chipcon CC1070	Proprietary

2. Product 2: (Part Number 200.0085)

Bill of Material:

RECEIVER BASE - 200.0085

200.0085 RECEIVER -BASE-R-1

Lv Component Seq Description	Quantity	Manufacturer Part Number
2 210.0131 00 PROGRAMMED MPU-REC-GENII	1	Estimate programming .22-.16US
2 215.0043 00 PCB BARE -REC-GENII-MAIN	1	Celectronics 215.0043
2 223.0002 00 RESISTOR 2K2 1/10W 5% SM 0805	1	Samsung RC or Chiptech CR Series
2 223.0003 00 RESISTOR 3K3 1/10W 5% SM 0805	1	Samsung RC or Chiptech CR Series
2 223.0010 00 RESISTOR 10K 1/10W 5% SM 0805	3	Samsung RC or Chiptech CR Series
2 223.0012 00 RESISTOR 100K 1/10W 5% SM 0805	6	Samsung RC or Chiptech CR Series
2 223.0013 00 RESISTOR 680R 1/10W 5% SM 0805	1	Samsung RC or Chiptech CR Series
2 223.0026 00 RESISTOR 27K 1/10W 5% SM 0805	1	Samsung RC or Chiptech CR Series
2 223.0034 00 RESISTOR 15K 1/10W 5% SM 0805	1	Samsung RC or Chiptech CR Series
2 223.0044 00 RESISTOR 220R 1/10W 5% SM 0805	4	Samsung RC or Chiptech CR Series
2 223.0055 00 RESISTOR 4K7 1/10W 5% SM 0805	4	Samsung RC or Chiptech CR Series
2 223.0066 00 RESISTOR 200R 1/10W 5% SM 0805	5	Samsung RC or Chiptech CR Series
2 223.0069 00 RESISTOR 10R 1/10W 5% SM 0805	1	Samsung RC or Chiptech CR Series
2 223.0071 00 RESISTOR 82R 1/10W 5% SM 0805	5	Samsung RC or Chiptech CR Series
2 224.0037 00 RESISTOR 158K 1% 1/10W 805	1	Samsung RC or Chiptech CR Series
2 224.0038 00 RESISTOR 90K9 1% 1/10W 805	1	Samsung RC or Chiptech CR Series
2 225.0031 00 RESISTOR 4k7 1/16W 5% SM 0603	2	Samsung RC or Chiptech CR Series
2 230.0017 00 CAP 100N 10% 50V X7R CER 805	5	Samsung CL21B101KBNC
2 230.0018 00 CAP 10N 10% 50V X7R CER 805	4	Samsung CL21B103KBNC
2 230.0032 00 CAP 47U 10% 16V TANT D	2	Samsung TCSCS1C476KDAR
2 230.0036 00 CAP 1U 10% 16V TANT A	1	Calchip TCKIC105AT
2 230.0037 00 CAP 10U 10% 10V TANT B	1	Samsung TCSCS1A106KBAR
2 230.0049 00 CAP 47U 35V ELEC SM 6.3 x 6.3	1	NIC NACE470M35V6.3x6.3TR
2 230.0056 00 CAP 10N 10% 50V X7R 1206	1	Samsung CL31B103KBNC
2 231.0008 00 CAP 27P 5% 50V NPO CER 0805	1	Samsung CL21C270JBNC
2 231.0009 00 CAP 100P 5% 50V NPO CER 0805	3	Samsung CL21C101JBNC
2 231.0013 00 CAP 330P 5% 50V NPO CER 0805	1	Samsung CL21C331JBNC
2 231.0014 00 CAP 68P 5% 50V NPO CER 0805	2	Samsung CL21C680JBNC
2 231.0017 00 CAP 33P 5% 50V NPO CER 0805	2	Samsung CL21C330JBNC
2 231.0025 00 CAP 3P3 +-.25 50V NPO CR 0805	2	Samsung CL21C3R3CBNC
2 231.0036 00 CAP 680P 5% NPO 50V 805	1	Samsung CL21C681JBNC
2 231.0039 00 CAP 1N 5% 50V NPO CER 0805	1	Samsung CL21C102JBNC
2 231.0046 00 CAP 180P 5% 50V NPO CER 0805	3	Samsung CL21C181JBNC
2 231.0047 00 CAP 3P9 +-.25P 50V NPO CER 805	1	Samsung CL21C3R9CBNC
2 231.0050 00 CAP 100N 5% X7R 50v CER 805	1	Samsung CL21B104JBNC
2 231.0052 00 CAP 150P 5% 50V NPO CER 0805	1	Samsung CL21C151JBNC
2 231.0054 00 CAP 82P 5% 50V NPO CER 0805	2	Estimate
2 231.0058 00 CAP 6N8 10% 50V X7R CER 0805	1	Samsung CL21B682KBNC
2 231.0063 00 CAP 22P 5% 50V NPO CER 0805	1	Estimate
2 232.0018 00 CAP 5P6 +-.25P 50V NPOCER 0603	1	Estimate
2 232.0021 00 CAP 6P8 5% 50V NPO CER 0603	1	Estimate
2 232.0027 00 CAP 8P2 +-.25P 50V CER NPO 603	2	Estimate
2 240.0018 00 IND FERBEAD IMP 750 200ma.7DC	1	Murata BLM21A401S (Pioneer)
2 240.0072 00 IND 220N 10% WD 0805	1	Coilcraft 0805CS-XXXXJBC
2 240.0073 00 ANTENNA, REC-GENII-433	1	To be revised
2 240.0074 00 IND 8N2 5% WD 0805	1	Coilcraft 0805CS-XXXXJBC
2 240.0075 00 IND 39N 5% WD 0805	1	Coilcraft 0805CS-XXXXJBC
2 240.0076 00 IND 470N 5% ML 0805	1	Estimate
2 240.0086 00 IND 560N 10% WD 1008	1	Coilcraft 1008CS-561XKBC
2 240.0102 00 IND 33N WD 2% 603	2	Coilcraft 0603CS-XXXXJBC
2 240.0104 00 IND 22N WD 5% 603	1	Coilcraft 0603CS-XXXXJBC
2 241.0004 00 IND 560UH 10% 1210	1	Murata LQH3N561K04M00 (Pioneer)
2 241.0007 00 IND 220U WD 10% 1210	1	Estimate
2 242.0005 00 TRANSISTOR 3904 NPN SOT-23	6	On Semi MMBT3904LT1 (All Amer)
2 242.0021 00 TRANSISTOR 7002 SOT23	2	Fairchild 2N7002 (Electrosonic)
2 243.0008 00 IC 2951 REGULATOR PREC.VOLT SM	1	Nat Semi LP2951CM (Pioneer)
2 243.0039 00 IC 2940 REGULATOR	1	National LM2940IMP-5.0 (FAI)
2 243.0042 00 IC 1694 ACTIVE PULLUP-SOT23	1	Linear Tech LTC1694CS5#TR (Arr)
2 245.0015 00 IC 74HC595AD CMOS8BITSERLAT SM	1	Mot MC74HC595AD (All Amer/Pion)
2 253.0006 00 IC 24C16 EPROM	1	Microchip 26LC16BT-I/SN (All Amer)
2 254.0006 00 DIODE 202K DUAL COM CATH SOT23	1	M1MA152WKT1 (All Amer)
2 254.0009 00 DIODE 217 DUAL SERIES SOT346	2	MMBD7000LT1 (All Amer)
2 254.0015 00 DIODE 1-04 GP SURF MT 400V 1A	3	Diodes Inc G1GB-13 (Arrow)
2 254.0024 00 DIODE SML4750A	1	Gen-Semi SML4750A (All Amer)
2 255.0054 00 CRYSTAL 32.76800 KHZ sm	1	Citizen CM200S-32.768KD (FAI)
2 255.0055 00 BUZZER SMI-158	1	Projects Unlimited SMI-158
2 261.0014 00 FUSE 1/2 AMP ALFII SMF SM1206	1	Bussman/Littlefuse (Utech/Electro)
2 275.0010 00 CONFORMAL COATING - DOW	0
1 265.0030 00 SCREW #4 x 3/8	1	Spaenaur 530-102
1 269.0119.01 00 LABEL-IDSN-REC-R1-1-1	1	Estimate - In house

Crystal 9 Mhz	1	Estimate
Chipcon CC1020 transceiver	1	Estimate

SmarTire

By: /s/ Erwin Bartz

Erwin Bartz
Printed Name

Director, Technical Operations
Title

February 6, 2003
Date

Haco

By: /s/ D. P. Chun

D.P. Chun
Printed Name

Executive Manager
Title

February 6, 2003
Date

Attachment 4: Pricing of Components Provided by SmarTire

1.Product 1: (200.0126) ladybug transmitter

Price:

Qty	Component	25K - 99K	100K - 499K	500K - 999K	1000K - 2999K
1	ASIS
1	Gold plated centrifugal switch
1	Antenna
1	Chipcon CC1070
1	CR2450NRH battery
	Total	$8.31	$7.96	$6.51	$5.84

2. Product 2: (200.0085) 447 Mhz FSK receiver with Integrated FFD

Price: Not Applicable

SmarTire

By: /s/ Erwin Bartz

Erwin Bartz
Printed Name

Director, Technical Operations
Title

February 6, 2003
Date

Haco

By: /s/ D. P. Chun

D.P. Chun
Printed Name

Executive Manager
Title

February 6, 2003
Date


Attachment 5: Development Costs, Development Schedule, Statement of Work, and Payment Milestones

1. Product : (200.0126) ladybug transmitter
License Fee:	$125,000 USD / per Attachment 8, Statement of Work (DV SmarTire, PV HACO)
Development Schedule:	To be agreed upon
Statement of Work:	Reference: Attachment 8, Statement of Work
Payment Milestones:	40% upon signing Development Agreement, 30% at completion of DV testing (SmarTire), 30% on Product Launch at HACO

2. Product : (200.0085) 447 Mhz FSK receiver
License Fee:	$100,000 USD
Development Schedule:	To be agreed upon
Statement of Work:	Reference: Attachment 8, Statement of Work
Payment Milestones:	40% upon signing Development Agreement, 30% at completion of DV testing (HACO), 30% on Product Launch at HACO

4. Product: Chipcon CC 1070 - UHF transmitter IC
License Fee:	$75,000 USD
Development Schedule:	To be determined
Payment Milestones:	100% on signing of this Development Agreement

SmarTire

By: /s/ Erwin Bartz

Erwin Bartz
Printed Name

Director, Technical Operations
Title

February 6, 2003
Date

Haco

By: /s/ D. P. Chun

D.P. Chun
Printed Name

Executive Manager
Title

February 6, 2003
Date

Attachment 6: Patents
SmarTire Patent	Filing/Issue Date	Title	Jurisdiction
5,231,872	August 3, 1993	Tire Monitoring and Apparatus and Method	US

5,285,189	February 8, 1994	Abnormal Tire Condition Warning System	US

5,559,484	September 4, 1996	Data Logging Tire Monitor with condition Predictive Capabilities and Integrity Checking	US

5,945,908	August 7, 1996	Data Logging Tire Monitor with condition Predictive Capabilities and Integrity Checking	US

6,055,855	May 2, 2000	Tire Pressure Sensor Wheel Attachment Apparatus	US

6,232,875	May 15, 2001	Apparatus and Method for Controlling a Tire Condition Module of a Vehicle Tire	US

6,292,096	December 15, 1999	Apparatus and Method for Transmitting Data in a Tire Condition Sensing System	US

2001/0030601 A1	October 18, 2001	Tire Condition Sensor Unit Mounting Arrangement	US pending

01/068,903	February 11, 2002	Apparatus and Method for Mounting a Tire Condition Sensor Capsule to a Wheel Rim	US pending

Attachment 7: Royalties

1. Product: (200.01216) Ladybug transmitter
Royalty:	Included in Smartire proprietary Components costs.

2. Product: (200.0085) 447 Mhz FSK receiver with Integrated FFD
Royalty and License Fees:	Included in Smartire NRE charges for 200.0085

Terms of license:

1. SmarTire shall provide HACO with the appropriate engineering drawings, descriptions, test specifications, to enable HACO to build and supply a receiver with full function display to the Korean market.

2. The license fee shall be a one-time charge with no further royalties or payment due to SmarTire.

Attachment 8: Statement of Work
ITEM	JOB	SmarTire	HACO	Note
Remote	H/W	R	S
Sensing	- RF Transmitter Design Using PLL & VCO @ 447 MHz	R	S
Module	- Antenna Design	R	S
	- Pressure & Temp Sensor Select	R	S
	- Battery Select	R	S	long life type
	- Accelerometer Select	R	S
	- RSM PCB Artwork	R	S
	- Housing design	R	S
	- Housing Mold manufacture	S	R	Should be made at final mold house
	- LF Initiator RX Design	R	S
	S/W	R	S
	- Transmission Protocol and Transmission Timing	R	S
	- State machine design	R	S
	- RSM ID Generator	R	S
	- Datagram error checking methodology	R	S
	Test & Valuation	S	R
	- Development of DV test plan	R	S
	- DV Testing	S	R
	- PV Testing	S	R

ITEM	JOB	SmarTire	HACO	Note
RF	H/W	S	R
Receiver	- RF Circuit Basic Design (Reference Design)	R	S
Module	- RF Receiver Circuit Design	S	R
With	- Antenna Design	S	R
Integrated	- Signal Processing Control Circuit Design using u-com	S	R
Display	- I/O Interface Circuit Design	S	R
	- RSM PCB Artwork	S	R
	- LCD Display Module Design	S	R
	- TPMS ECU Case Design & Cast	S	R
	S/W	R	S
	- Data reception algorithms	R	S
	- Algorithms for warning levels	R	S
	- Algorithms for Pressure/Temperature Correlation	R	S
	- Algorithms for Black Box	R	S
	- I/O Control Logic	R	S
	Test & Valuation	S	R
	- Development of DV test plan	R	S
	- DV Testing	S	R
	- PV Testing	S	R